Exhibit 99.1

                                                  LEASE INVESTMENT FLIGHT TRUST
                                                ASSET BACKED NOTES, SERIES 2001-1
                                                  MONTHLY REPORT TO NOTEHOLDERS
                                        All amounts in US dollars unless otherwise stated

Payment Date                          15th of each month
Convention                            Modified Following Business Day

Current Payment Date                     December 17, 2001
Current Calculation Date                 December 11, 2001


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1. Account Activity Summary between Calculation Dates
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                                                     Prior                                                             Balance on
                                                   Balance                Deposits             Withdrawals       Calculation Date

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Expense Account                               3,506,458.23            1,296,690.08             (550,236.20)          4,252,912.11
Collection Account                           95,086,949.31           15,238,617.49          (12,218,663.60)         98,106,903.20
Lessee Funded Account                        10,294,639.62              148,659.54                       -          10,443,299.16
Class A Contingent Collateral Account         3,036,434.07                6,327.59                       -           3,042,761.66
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Total                                       111,924,481.23           16,690,294.70          (12,768,899.80)        115,845,876.13
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                                                         3,506,458.23
Transfer from Collection Account on Previous Payment Date                                                            1,296,690.08
Interim Transfer from (to) Collection Account                                                                                   -
Payments on Previous Payment Date                                                                                     (461,813.92)
Interim Payments                                                                                                       (88,422.28)
Other                                                                                                                           -
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Balance on Current Calculation Date                                                                                  4,252,912.11
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                                                        95,086,949.31
Collections during Period
 - lease rentals                                                                                                    13,225,649.47
 - maintenance reserves                                                                                              1,663,693.17
 - other                                                                                                               131,689.29
 - interest income                                                                                                     217,585.56
Drawings under Credit or Liquidity Enhancement Facilities                                                                       -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                                          -
Transfer to Expense Account on Previous Payment Date                                                                (1,296,690.08)
Net Swap Receipts (Payments) on Previous Payment Date                                                               (3,396,123.13)
Net Transfers from (to) Lessee Funded Accounts                                                                        (143,428.58)
Aggregate Note Payments on Previous Payment Date                                                                    (7,382,421.81)
Interim Transfer from (to) Expense Account                                                                                      -
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Balance on Current Calculation Date                                                                                 98,106,903.20
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Net Transfers pursuant to Section 3.07 of the Trust Indenture                                                                   -
                                                                                                           -----------------------
Available Collections                                                                                               98,106,903.20
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 3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)        Required Expense Amount                                                                                     517,670.15
(ii)       (a)  Class A Interest                                                                                     2,365,013.24
           (b)  Swap Payments other than subordinated swap payments                                                  3,973,129.69
(iii)      Repayment of Senior Eligible Credit Facilities                                                                       -
(iv)       First Collection Account top-up                                                                          33,000,000.00
(v)        Class A Minimum principal payment                                                                         2,835,854.96
(vi)       Class B Interest                                                                                            652,559.48
(vii)      Repayment of Mezzanine Eligible Credit Facilities                                                                    -
(viii)     Second Collection account top-up                                                                         20,000,000.00
(ix)       Class B Minimum principal payment                                                                           498,857.74
(x)        Class C Interest                                                                                            743,180.00
(xi)       Repayment of Junior Eligible Credit Facilities                                                                       -
(xii)      Third Collection Account top-up                                                                          19,000,000.00
(xiii)     Class C Minimum principal payment                                                                                    -
(xiv)      Class D Interest                                                                                            293,600.00
(xv)       Repayment of Subordinate Eligible Credit Facilities                                                                  -
(xvi)      Fourth Collection Account top-up                                                                         11,000,000.00
(xvii)     Class D Minimum principal payment                                                                                    -
(xviii)    Expense Accrual                                                                                           1,271,076.50
(xix)      Additional and Step-up Interest
           (a)  Additional Interest                                                                                             -
           (b)  Maturity Step-up Interest                                                                                       -
           (c)  Registration Step-up Interest                                                                                   -
(xx)       Class A Scheduled principal                                                                               1,362,749.76
(xxi)      Class B Scheduled principal                                                                                 168,337.24
(xxii)     Class C Scheduled principal                                                                                          -
(xxiii)    Class D Scheduled principal                                                                                          -
(xxiv)     Reimbursement of Beneficial Interest Cure Payments                                                                   -
(xxv)      Expense Account for Modification Accruals and Refinancing Payments                                                   -
(xxvi)     Class A Outstanding Principal Balance                                                                       424,874.44
(xxvii)    Class B Outstanding Principal Balance                                                                                -
(xxviii)   Class C Outstanding Principal Balance                                                                                -
(xxix)     Class D Outstanding Principal Balance                                                                                -
(xxx)      Subordinated Swap Payments                                                                                           -
(xxxi)     Additional Servicing Obligations                                                                                     -
(xxxii)    Remainder to Beneficial Interest                                                                                     -


Analysis of Liquidity Reserve Amount

First Collection Account Top-up                                      33,000,000.00
Second Collection Account Top-up                                     20,000,000.00
Third Collection Account Top-up                                      19,000,000.00
Fourth Collection Account Top-up                                     11,000,000.00
                                                           ------------------------
  Total Liquidity Reserve Amount                                     83,000,000.00                                 (83,000,000.00)

             Total Payments with respect to Payment Date
                                                                                                           -----------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xvi) above                                   15,106,903.20
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4. Payments on the Notes by Subclass
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                                                                          Subclass                Subclass               Subclass
(a) Floating Rate Notes                                                        A-1                     A-2                    A-3
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Applicable LIBOR                                                          2.08000%                2.08000%               2.08000%
Applicable Margin                                                         0.39000%                0.43000%               0.43000%
Applicable Interest Rate                                                  2.47000%                2.51000%               2.51000%
Actual Number of Days                                                           32                      32                     32
Interest Amount Paid                                                    878,222.22              580,088.89             906,702.13
Additional Interest Paid                                                         -                       -                      -
Maturity Step-up Interest Amount Paid                                            -                       -                      -
Registration Step-up Interest Amount Paid                                        -                       -                      -
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Total Interest Paid                                                     878,222.22              580,088.89             906,702.13
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Expected Final Payment Date                                          July 15, 2003           July 15, 2004        August 15, 2010
Excess Amortization Date                                             July 15, 2003           July 15, 2004          July 15, 2001

Original Balance                                                    400,000,000.00          260,000,000.00         425,000,000.00
Opening Outstanding Principal Balance                               400,000,000.00          260,000,000.00         406,390,396.56
Total Principal Distribution Amount                                              -                       -           4,623,479.16
Redemption Amount:
  Amount allocable to principal                                                  -                       -                      -
  Amount allocable to premium                                                    -                       -                      -
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Closing Outstanding Principal Balance                               400,000,000.00          260,000,000.00         401,766,917.40
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                                                                          Subclass                Subclass               Subclass
(a) Floating Rate Notes (Continued)                                            B-1                     C-1                    D-1
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Applicable LIBOR                                                          2.08000%                2.08000%               2.08000%
Applicable Margin                                                         1.12000%                2.12000%               2.00000%
Applicable Interest Rate                                                  3.20000%                4.20000%               4.08000%
Number of Days                                                                  32                      32                     32
Interest Amount Payable                                                 167,875.30              257,600.00             126,933.33
Additional Interest Paid                                                         -                       -                      -
Registration Step-up Interest Amount Paid                                        -                       -                      -
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Total Interest Paid                                                     167,875.30              257,600.00             126,933.33
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Expected Final Payment Date                                           May 15, 2018            May 15, 2018           May 15, 2018
Excess Amortization Date                                             July 15, 2001            May 15, 2018        August 15, 2010

Original Balance                                                     60,000,000.00           69,000,000.00          35,000,000.00
Opening Outstanding Principal Balance                                59,018,658.53           69,000,000.00          35,000,000.00
Total Principal Distribution Amount                                     279,941.95                       -                      -
Redemption Amount:
 Amount allocable to principal                                                   -                       -                      -
 Amount allocable to premium                                                     -                       -                      -
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Closing Outstanding Principal Balance                                58,738,716.58           69,000,000.00          35,000,000.00
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4. Payments on the Notes by Subclass (Continued)
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                                                                          Subclass                Subclass               Subclass
(b) Fixed Rate Notes                                                           B-2                     C-2                    D-2
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Applicable Interest Rate                                                  7.12400%                8.09300%               8.00000%
Number of Days                                                                  30                      30                     30
Interest Amount Payable                                                 484,684.18              485,580.00             166,666.67
Additional Interest Paid                                                         -                       -                      -
Registration Step-up Interest Amount Paid                                        -                       -                      -
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Total Interest Paid                                                     484,684.18              485,580.00             166,666.67
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Expected Final Payment Date                                           May 15, 2018            May 15, 2018           May 15, 2018
Excess Amortization Date                                             July 15, 2001            May 15, 2018        August 15, 2010

Original Balance                                                     83,000,000.00           72,000,000.00          25,000,000.00
Opening Outstanding Principal Balance                                81,642,477.65           72,000,000.00          25,000,000.00
Total Principal Distribution Amount                                     387,253.03                       -                      -
Redemption Amount:
 Amount allocable to principal                                                   -                       -                      -
 Amount allocable to premium                                                     -                       -                      -
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Closing Outstanding Principal Balance                                81,255,224.62           72,000,000.00          25,000,000.00
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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                                                 January 15, 2002
Next Calculation Date                                              January 9, 2002
Reference Date                                                   December 13, 2001

                                                                          Subclass                Subclass               Subclass
                                                                               A-1                     A-2                    A-3
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Applicable LIBOR                                                          1.89563%                1.89563%               1.89563%
Applicable Margin                                                         0.39000%                0.43000%               0.43000%
Applicable Interest Rate                                                  2.28563%                2.32563%               2.32563%

                                                                          Subclass                Subclass               Subclass
                                                                               B-1                     C-1                    D-1
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Applicable LIBOR                                                          1.89563%                1.89563%               1.89563%
Applicable Margin                                                         1.12000%                2.12000%               2.00000%
Applicable Interest Rate                                                  3.01563%                4.01563%               3.89563%


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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                                          Subclass                Subclass               Subclass
(a) Floating Rate Notes                                                        A-1                     A-2                    A-3
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Opening Outstanding Principal Balance                                   100,000.00              100,000.00              95,621.27
Total Principal Payments                                                         -                       -               1,087.88
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Closing Outstanding Principal Balance                                   100,000.00              100,000.00              94,533.39

Total Interest                                                              219.56                  223.11                 213.34
Total Premium                                                                    -                       -                      -
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                                                                          Subclass                Subclass               Subclass
(a) Floating Rate Notes                                                        B-1                     C-1                    D-1
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Opening Outstanding Principal Balance                                    98,364.43              100,000.00             100,000.00
Total Principal Payments                                                    466.57                       -                      -
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Closing Outstanding Principal Balance                                    97,897.86              100,000.00             100,000.00

Total Interest                                                              279.79                  373.33                 362.67
Total Premium                                                                    -                       -                      -
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                                                                          Subclass                Subclass               Subclass
(b) Fixed Rate Notes                                                           B-2                     C-2                    D-2
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Opening Outstanding Principal Balance                                    98,364.43              100,000.00             100,000.00
Total Principal Payments                                                    466.57                       -                      -
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Closing Outstanding Principal Balance                                    97,897.86              100,000.00             100,000.00

Total Interest                                                              583.96                  674.42                 666.67
Total Premium                                                                    -                       -                      -
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